Dreyfus
Institutional Short
Term Treasury Fund

ANNUAL REPORT
September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                       Short Term Treasury Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Short Term Treasury Fund, covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bond prices have been mixed over the past 12 months with prices of U.S. Treasury securities generally ending the period higher while investment-grade corporate bond prices ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Institutional Short Term Treasury Fund.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Short Term Treasury Fund perform during the period?

For the 12-month period ended September 30, 2000, the fund's Institutional shares produced a total return of 5.68% and income dividends of $0.1078 per share. The fund's Investor shares produced a total return of 5.42% and income dividends of $0.1036 per share.(1) This compares with the total return of 5.79% provided by the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury,
Short-Term    (1-3    Years)    Index,    for    the    same    period.(2)

We   attribute   the  fund's  competitive  absolute  performance  to  favorable supply-and-demand factors within the U.S. Treasury securities marketplace. Because of the federal budget surplus, the government is issuing fewer short-term securities, resulting in a reduction in available supply. At the same time, demand has remained robust from domestic and foreign investors seeking a
safe   haven   amid   volatility   in   the   longer  term  financial  markets.

What is the fund's investment approach?

The fund seeks to provide a high level of current income with minimum fluctuation of principal. To pursue this goal, the fund purchases only U.S. Treasury securities, and may enter into repurchase agreements collateralized by such securities. To help minimize fluctuations of principal, the fund will limit the remaining maturities of the Treasury securities it purchases to three years or less and its repurchase agreements to those that mature the next business day. The portfolio's dollar-weighted average maturity does not exceed two years.

What other factors influenced the fund's performance?

When  the  reporting period began on October 1, 1999, the U.S. economy continued
to    grow    strongly,   raising   concerns   that   long-dormant

                                                                      The   Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once in late 1999 and three times during the first half of 2000 for a total increase of 1.25 percentage points during the reporting period. Soon thereafter, however, signs emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

Throughout most of the reporting period, short-term U.S. Treasury bills provided higher yields than long-term U.S. Treasury bonds, a reversal of more typical yield relationships commonly known as an inverted yield curve. This was a result of a supply-and-demand imbalance that was unique to the U.S. Treasury securities market. Investors were faced with a decline in the volume of new issuance, resulting in a smaller available supply of U.S. Treasury securities. At the same time, demand for U.S. Treasury securities rose as the world's stock markets became more volatile and investors sought the relative safety of government-backed bonds. This unusual environment benefited the fund's holdings of short-term U.S. Treasury securities.

Changes to the portfolio during the reporting period included an increase in our holdings of inflation-indexed U.S. Treasury securities, which are more likely to potentially increase in price when inflationary pressures threaten, as they did during much of the reporting period. This strategy helped boost the fund's returns incrementally. In addition, we generally maintained the fund's average effective duration -- a measure of sensitivity to changing interest rates -- at less than two years. This enabled us to capture higher yields for as long as practical while leaving us enough flexibility to take advantage of even higher yields as they became available.


What is the fund's current strategy?

Because the economy has slowed recently, suggesting that the Fed is probably finished with the current cycle of interest-rate hikes, the differences in yields between long-term U.S. Treasury bonds and short-term U.S. Treasury bills have moderated. Nonetheless, as of September 30, 2000, U.S. Treasury bills with maturities of less than two years continued to provide higher yields than
30-year    U.S.    Treasury    bonds.

If the economy continues to slow, we expect these yield differences to moderate further. We also expect to reduce our holdings of inflation-indexed U.S. Treasury securities if the economic slowdown continues or intensifies.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000,000 investment in Dreyfus Institutional Short Term Treasury Fund Institutional Shares and Investor Shares and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000,000 INVESTMENT MADE IN EACH OF THE INSTITUTIONAL SHARES AND INVESTOR SHARES OF DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND ON 10/29/93 (INCEPTION DATE) TO A $10,000,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 10/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS EXCLUSIVELY IN U.S. TREASURY SECURITIES AND REPURCHASE AGREEMENTS IN RESPECT THEREOF. THE FUND'S PORTFOLIO OF U.S. TREASURY SECURITIES WILL, UNDER NORMAL CIRCUMSTANCES, GENERALLY HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY NOT TO EXCEED TWO YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/00

                                                           Inception                                                       From

                                                             Date               1 Year              5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES                                        10/29/93             5.68%                5.67%                 5.72%

INVESTOR SHARES                                             10/29/93             5.42%                5.41%                 5.54%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2000

                                                                                               Principal

BONDS AND NOTES--89.8%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INFLATION PROTECTION SECURITIES--6.6%

   3.625%, 7/15/2002                                                                          1,251,000  (a)           1,346,766

U.S. TREASURY NOTES--61.2%

   5.375%, 6/30/2003                                                                          1,000,000                  985,930

   5.75%, 11/30/2002                                                                          2,000,000                1,990,620

   6.25%, 7/31/2002                                                                           2,000,000                2,007,500

   6.25%, 8/31/2002                                                                           2,600,000                2,604,862

   6.375%, 4/30/2002                                                                          4,000,000                4,017,480

   6.5%, 5/31/2002                                                                            1,000,000                1,006,870

                                                                                                                      12,613,262

U.S. TREASURY PRINCIPAL STRIPS--22.0%

   Zero Coupon, 5/15/2002                                                                     5,000,000                4,537,750

TOTAL BONDS AND NOTES

   (cost $18,447,833)                                                                                                 18,497,778
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--9.8%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Greenwich Capital Acceptance, 6.48%

  dated 9/29/2000, due 10/2/2000 in the amount of $2,016,088

  (fully collateralized by $2,172,000 U.S. Treasury Bills,

  8/30/2001, value $2,056,884)

   (cost $2,015,000)                                                                          2,015,000                2,015,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $20,462,833)                                                              99.6%               20,512,778

CASH AND RECEIVABLES (NET)                                                                          .4%                   90,260

NET ASSETS                                                                                       100.0%               20,603,038

(a) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                               20,462,833   20,512,778

Interest receivable                                                     222,011

                                                                     20,734,789
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,311

Cash overdraft due to Custodian                                          51,225

Payable for shares of Beneficial Interest redeemed                       76,215

                                                                        131,751
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       20,603,038
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      24,401,130

Accumulated undistributed investment income-net                           3,210

Accumulated net realized gain (loss) on investments                  (3,851,247)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                 49,945
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       20,603,038

NET ASSET VALUE PER SHARE

                                                Institutional          Investor

                                                       Shares            Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     15,881,354         4,721,684

Shares Outstanding                                  8,097,538         2,392,444
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            1.96             1.97

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,089,613

EXPENSES:

Management fee--Note 3(a)                                               72,636

Distribution fees (Investor Shares)--Note 3(b)                          22,699

Loan commitment fees--Note 2                                               393

TOTAL EXPENSES                                                          95,728

INVESTMENT INCOME--NET                                               1,993,885
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (434,806)

Net unrealized appreciation (depreciation) on investments              182,985

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (251,821)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,742,064

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                               ---------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,993,885            3,461,211

Net realized gain (loss) on investments          (434,806)            (605,246)

Net unrealized appreciation (depreciation)
   on investments                                 182,985           (1,016,374)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,742,064            1,839,591
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional Shares                          (1,510,160)          (2,848,674)

Investor Shares                                 (480,515)            (612,537)

TOTAL DIVIDENDS                               (1,990,675)          (3,461,211)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional Shares                            6,386,776          11,174,934

Investor Shares                                 2,817,680          10,873,127

Dividends reinvested:

Institutional Shares                              880,460           1,537,269

Investor Shares                                   415,810             474,861

Cost of shares redeemed:

Institutional Shares                          (23,101,762)        (44,681,614)

Investor Shares                               (13,050,319)         (6,713,129)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (25,651,355)        (27,334,552)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (25,899,966)        (28,956,172)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            46,503,004           75,459,176

END OF PERIOD                                  20,603,038           46,503,004

Undistributed investment income--net                3,210                  --

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                               ---------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL SHARES

Shares sold                                     3,278,387            5,642,770

Shares issued for dividends reinvested            452,514              775,200

Shares redeemed                               (11,858,649)         (22,600,748)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (8,127,748)         (16,182,778)

INVESTOR SHARES

Shares sold                                     1,438,812            5,446,533

Shares issued for dividends reinvested            212,481              238,378

Shares redeemed                                (6,673,571)          (3,357,193)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,022,278)           2,327,718

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                             Year Ended September 30,
                                                                 -------------------------------------------------------------------

INSTITUTIONAL SHARES                                             2000           1999           1998        1997(a)          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.96           2.01           1.98           1.98          1.99

Investment Operations:

Investment income--net                                            .11            .11            .12            .12           .13

Net realized and unrealized gain (loss)
   on investments                                                  --           (.05)           .03              -          (.01)

Total from Investment Operations                                  .11            .06            .15            .12           .12

Distributions:

Dividends from investment income--net                            (.11)          (.11)          (.12)          (.12)         (.13)

Net asset value, end of period                                   1.96           1.96           2.01           1.98          1.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.68           2.92           7.56           6.23          6.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .20            .20            .20            .20           .20

Ratio of net investment income
   to average net assets                                         5.55           5.39           5.81           6.04          6.40

Portfolio Turnover Rate                                        871.42         823.06         756.50         952.81        694.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)                            15,881         31,860         65,163        118,102       170,290

(a) EFFECTIVE FEBRUARY 2, 1997, CLASS A SHARES WERE REDESIGNATED AS INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended September 30,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2000           1999           1998        1997(a)          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.97           2.02           1.99           1.99          2.00

Investment Operations:

Investment income--net                                            .10            .10            .11            .12           .12

Net realized and unrealized gain (loss)
   on investments                                                  --           (.05)           .03              --         (.01)

Total from Investment Operations                                  .10            .05            .14            .12           .11

Distributions:

Dividends from investment income--net                            (.10)          (.10)          (.11)          (.12)         (.12)

Net asset value, end of period                                   1.97           1.97           2.02           1.99          1.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.42           2.68           7.30           5.97          5.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45            .45            .45           .45

Ratio of net investment income
   to average net assets                                         5.30           5.16           5.57           5.83          6.13

Portfolio Turnover Rate                                        871.42         823.06         756.50         952.81        694.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($x1,000)                             4,722         14,643         10,296         35,296        24,490

(a) EFFECTIVE FEBRUARY 2, 1997, CLASS B SHARES WERE REDESIGNATED AS INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Short Term Treasury Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), became the distributor of the fund's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc., was the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"Code"). To    the

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,593,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $266,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004, $2,055,000 expires in fiscal 2005 and $1,223,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly.

Unless  the  Manager  gives the fund's investors 90 days notice to the contrary,
the   Manager,   and   not   the  fund,  will  be  liable  for  fund

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the fund: the management fee, and with respect to the fund's Investor Shares, Rule 12b-1 Service Plan expenses.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

The Manager compensates Mellon under a custody agreement for providing custodial services for the fund.

(b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's Investor Shares, for servicing shareholder accounts ("Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. and not DSC, received payments under the Plan for distributing the fund's Investor Shares. The distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended September 30, 2000, the fund was charged $22,699 for Investor Shares pursuant to the Plan, of which $8,403 was paid to DSC.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $296,680,894 and $316,947,185, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $49,945, consisting of $87,697 gross unrealized appreciation and $37,752 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Institutional Short Term Treasury
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
New York, New York

November 1, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 93.43% of the ordinary income dividends paid during its fiscal year ended September 30, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Institutional Short Term
                        Treasury Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   721AR009